FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           JEVIC TRANSPORTATION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               New Jersey                              22-237402
----------------------------------------  ------------------------------------
(State of incorporation or organization)  (I.R.S. Employer Identification No.)


                      P.O. Box 5157, Delanco, NJ            08075
             ------------------------------------------------------
             (Address of principal executive offices)    (zip code)



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X}

         Securities Act registration statement file number to which this form relates: 333-33469 (if applicable)

     Securities to be registered pursuant to Section 12(b) of the Act: None.

          Securities to be registered pursuant to Section 12(g) of the
Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of class)

Item 1.  Description of Registrant's Securities To Be
         Registered.

         Registrant incorporates by reference the description of Registrant's Common Stock, no par value, set forth in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission under the Securities Act of 1933 on August 13, 1997, as amended (the "Registration Statement") under the caption "Description of Capital Stock" at pages 44-47.


Item 2.  Exhibits.

   Exhibit No.            Description of Exhibit
   -----------            ----------------------

       1                  Restated Certificate of Incorporation
                          of Registrant.  (Incorporated by
                          reference to Exhibit 3.1 of the
                          Registration Statement.)

       2                  By-laws of Registrant, as amended.
                          (Incorporated by reference to Exhibit
                          3.2 of the Registration Statement.)

       3                  Specimen Common Stock Certificate of
                          Registrant.

       4                  Description of Registrant's Common
                          Stock.




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

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     JEVIC TRANSPORTATION, INC.



Date: September 16, 1997             By: /s/ Harry J. Muhlschlegel
                                       ----------------------------------------
                                       Harry J. Muhlschlegel
                                       Chairman of the Board and
                                       Chief Executive Officer


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


                                  EXHIBIT INDEX



Exhibit Number and Description of Exhibit
-----------------------------------------

1        Specimen Common Stock Certificate of
         Registrant.

2        Description of Registrant's Common
         Stock.


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